                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 LAUDUS TRUST

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------
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                              D.F. King & Co., Inc.

                       TELEPHONE SCRIPT FOR INBOUND CALLS

                                  LAUDUS Funds


1.  ABOUT THE PROPOSAL:

THERE IS ONE PROPOSAL ON THE PROXY - ELECTION OF MEMBERS OF THE BOARD OF
TRUSTEES.
Shareholders are being asked to approve a proposal to elect ten members to the Board of Trustees, three from the current board of trustees, plus seven new nominees, all of whom are experienced mutual fund directors.

THE BOARD OF TRUSTEES OF THE LAUDUS FUNDS IS RECOMMENDING THAT SHAREHOLDERS VOTE FOR ALL TEN NOMINEES.

WHY SHAREHOLDERS ARE BEING ASKED TO ELECT BOARD NOMINEES
Management of The Charles Schwab Corporation, the parent company of the Laudus Funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), has implemented certain organizational changes that are designed to enhance the management and efficiency of the non-investment advisory services that its subsidiaries provide to the Laudus Funds and the Excelsior Funds, a separate group of funds in the Schwab mutual fund complex.

To complement these changes, it has been proposed that a single group of Trustees, comprised of the three members of the current Laudus Funds Board, plus seven new nominees, six of whom are currently directors of the Excelsior Funds, jointly oversee the two fund families. It is anticipated that the new unified Board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term operating efficiencies.




THE BOARD OF TRUSTEES OF THE LAUDUS FUNDS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL TEN NOMINEES.

2.  CONFIRM RECEIPT OF PROXY MATERIALS.

ASK THEM: Whether they received the proxy materials sent out in May 2006, or whether they need a new copy of the materials?

IF PROXY MATERIALS WERE NOT RECEIVED OR A NEW COPY IS REQUESTED:


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TELL THEM: I can resend the proxy materials to you. You should receive them within 3 to 5 business days.

IF SHAREHOLDER DESIRES RE-MAILING:

Verify address and make any changes.

TELL THEM: the new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.


3.  IF PROXY MATERIALS WERE RECEIVED, EXPLAIN THE VOTING PROCESS:

TELL THEM: For your convenience, you can cast your vote by mail, internet, or touch - tone telephone by following the instructions on your proxy card, or I can record your vote over the telephone. Would you like me to record your vote over the telephone right now?



IF YES - Do you have any questions before we proceed?

If shareholder asks how to vote via the internet, the website is www.proxyweb.com - he/she will need the control number from his/her proxy card.

If shareholder asks how to vote via touchtone telephone, the telephone number is 1-888-221-0697 - he/she will need the control number from his/her proxy card.

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended that he/she vote FOR ALL TEN NOMINEES. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.


A. IF SHAREHOLDER  INDICATES THEY WANT TO PLACE THEIR VOTE WITH THE DF KING
REPRESENTATIVE:

TELL THEM: Here is how we will proceed. For your protection, the call will be recorded. I will ask you for the following pieces of information for verification purposes:

IF SHAREHOLDER IS A NATURAL PERSON: your name, your address, and ONLY the last 4 digits of your social security number.

IF SHAREHOLDER IS AN ENTITY: your name and title, the entity's address, the entity's Tax Identification Number and whether you are authorized to vote the shares.

I will then take your vote. After voting, you will be mailed a letter confirming


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

your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable placing your vote with me over the phone?

IF NO - Do you have any questions that I may answer about this proxy for you?

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.


TELL THEM: At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on - line to www.proxyweb.com or by calling 1 - 888 - 221 - 0697. The only thing you will need is the control number on your proxy card. No matter how many shares you own, your vote is important. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?


B. IF SHAREHOLDER DOES NOT WISH TO VOTE OVER THE PHONE: Politely end the call and encourage the shareholder to use one of the other methods he/she can use to cast his/her vote.

IF YES - Are you ready?



4.  BEGIN THE VOTE:

First, I'll reintroduce myself. My name is __________, from D.F. King & Co., Inc. and I am acting on behalf of the (LAUDUS FUND NAME). Today's date is __________ and the time is __________ .

IF SHAREHOLDER IS A NATURAL PERSON, may I please have your full name? May I please have your full address? May I have only the last 4 digits of your social security number?

IF SHAREHOLDER IS AN ENTITY, may I please have your full name and title? May I please have the entity's address? Can you confirm that you are authorized to direct the voting of these (LAUDUS FUND NAME) shares? May I have your entity's Tax Identification Number?

Note: Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote the shares. However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she can use to cast his/her vote.


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5.  ACTUAL VOTING:

The LAUDUS Funds Board of Trustees recommends that you vote FOR ALL NOMINEES as outlined in the proxy statement. Would you like to vote FOR ALL NOMINEES, withhold your vote for all Nominees or vote for all Nominees except those indicated by you?


         For the proposal, the valid responses are

                  F = For all nominees

                  A = Withhold all nominees

                  B = For all nominees except ______ (identify nominee by their number on the proxy card)

6.  CLOSING:

I have recorded your votes as follows. You have voted all of your shares of the (LAUDUS FUND NAME) __________. Is that correct? As your voting agent, I will execute a written proxy in accordance with your instructions and forward it onto the (LAUDUS FUND NAME). In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason or your vote was recorded incorrectly, please call us at the phone number listed in the letter by no later than 10:00 PM on June 27th. Thank you for your time.




7.  OTHER FAQs:

If Shareholder has questions about their account - refer them to their financial institution.


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